Fees Summary	Jun. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 270,465,625
Previously Paid Amount	13,810
Total Fee Amount	37,351.3
Total Offset Amount	0
Net Fee	$ 23,541.3